Schedule 14A

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

	Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement – 2015 Annual Meeting of Shareholders
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NATURAL HEALTH TRENDS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐

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NATURAL HEALTH TRENDS CORP.
4514 COLE AVENUE, SUITE 1400
DALLAS, TEXAS 75205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2015

To the Stockholders of Natural Health Trends Corp.:

The 2015 annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) will be held on May 13, 2015, beginning at 9:00 a.m. local time, at Terranea Resort, 100 Terranea Way, Rancho Palos Verdes, California 90275. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

•	Election of five (5) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders;

•	Advisory vote on approval of the compensation of the Company’s named executive officers;

•	Advisory vote on the frequency of advisory votes on the compensation of the Company’s named executive officers; and

•	Ratification of the appointment of Lane Gorman Trubitt, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

All holders of record of shares of the Company’s common stock at the close of business on March 17, 2015 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

We are using Securities and Exchange Commission rules that allow the Company to furnish proxy materials on the Internet to stockholders of the Company. Consequently, stockholders will not automatically receive paper copies of our proxy materials. We are instead sending to stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and Annual Report on Form 10-K, and for voting via the Internet. The electronic delivery of our proxy materials will reduce our printing and mailing costs and any environmental impact.

The Notice of Internet Availability of Proxy Materials identifies the date, time and location of the annual meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where shareholders can request a paper or e-mail copy of our proxy materials, including our Annual Report on Form 10-K, proxy statement and a proxy card, free of charge.

By Order Of The Board Of Directors, /s/ Timothy S. Davidson

March 20, 2015	Timothy S. Davidson Corporate Secretary, Senior Vice President and Chief Financial Officer

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE EXERCISE YOUR VOTING RIGHTS. THIS PROXY STATEMENT IS FIRST BEING MADE AVAILABLE TO THE COMPANY’S STOCKHOLDERS ON OR ABOUT MARCH 20, 2015.

TABLE OF CONTENTS

 Page

ABOUT THE MEETING	1
What is the purpose of the meeting?	1
Who is entitled to vote at the meeting?	1
What are the voting rights of the holders of the Company’s common stock?	1
Who can attend the meeting?	1
What constitutes a quorum?	1
Why did I receive a Notice of Internet Availability regarding proxy materials this year instead of a full set of proxy materials?	1
How can I elect the manner in which I will receive proxy materials in the future?	2
How do I vote?	2
Can I change my vote or revoke my proxy?	2
What are the Board of Directors’ recommendations?	2
What vote is required to approve each item?	3
What types of expenses will the Company incur?	4

STOCK OWNERSHIP	5
Who are the owners of the Company’s stock?	5
What is the status of Section 16(a) beneficial ownership reporting compliance?	6

GOVERNANCE OF THE COMPANY	7
Who are the current members of the Board of Directors and on which committees do they serve?	7
Who is the Chairman of the Board of Directors?	7
Which directors are considered independent?	7
How often did the Board of Directors meet during fiscal 2014?	8
What is the role of the Board of Directors’ Audit, Compensation and Nominating Committees?	8
What is the Board of Directors’ role in risk oversight?	9
How are directors compensated?	9
How do stockholders communicate with the Board of Directors?	9
Does the Company have a Code of Ethics?	10
What are the Company’s policies and procedures for handling related party transactions?	10
Certain Relationships and Related Transactions—What related party transactions involved directors, executive officers or significant stockholders?	10

EXECUTIVE OFFICERS	12

REPORT OF THE AUDIT COMMITTEE	13

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS	14
Summary Named Executive Officer Compensation Information	14
Outstanding Equity Awards at December 31, 2014	14
Named Executive Officer Compensation Arrangements	15
Severance and Post-Termination Payment Arrangements	15
Director Compensation	16

ITEM ONE: ELECTION OF DIRECTORS	17
Biographical Summaries of Nominees for the Board of Directors	17

ITEM TWO: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS	19

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ITEM THREE: ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS	20

ITEM FOUR: APPOINTMENT OF LANE GORMAN TRUBITT, PLLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2015	21
Audit and Other Professional Fees	21
Pre-approval Policies and Procedures for Audit and Non-Audit Services	21

OTHER MATTERS	22

ADDITIONAL INFORMATION	22
Stockholder Proposals for the 2016 Annual Meeting and Other Stockholder Communications	22
Annual Report	22

HOUSEHOLDING INFORMATION	22

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NATURAL HEALTH TRENDS CORP.
4514 Cole Avenue, Suite 1400
Dallas, Texas 75205

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of Natural Health Trends Corp. (“the Company”) to be held on May 13, 2015 beginning at 9:00 a.m. local time, at Terranea Resort, 100 Terranea Way, Rancho Palos Verdes, California 90275, and at any postponements or adjournments thereof. This proxy statement is first being made available to stockholders on or about March 20, 2015.

About the Meeting

What is the purpose of the meeting?

At the annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders included with this proxy statement.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on March 17, 2015, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of the Company’s common stock?

Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the meeting. Cumulative voting in the election of directors is prohibited by the Company’s certificate of incorporation.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock outstanding on the record date will constitute a quorum, permitting the stockholders to act upon the matters outlined in the Notice of Annual Meeting of Stockholders. As of the record date, 12,482,356 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 6,241,179 shares of common stock will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

Why did I receive a Notice of Internet Availability regarding proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet to our stockholders. Accordingly, a Notice of Internet Availability of Proxy Materials ("Notice of Internet Availability") was or will be sent to many of our stockholders providing notice of the annual meeting and enabling stockholders to access our proxy materials on the website referred to in the Notice of Internet Availability or request to receive free of charge a printed set of the proxy materials, including the Notice of Annual Meeting, our 2014 Annual Report on Form 10-K, this proxy statement and a proxy card. Instructions on how to access the proxy materials over the Internet or to request a printed copy are set out in the Notice of Internet Availability. Those stockholders that previously requested to receive our proxy materials in printed or electronic form will receive such proxy materials in lieu of the Notice of Internet Availability.

How can I elect the manner in which I will receive proxy materials in the future?

All stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Internet Availability or proxy materials. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet in order to help reduce printing and mailing costs and any environmental impact.

How do I vote?

By Mail:	If you request to receive proxy materials in printed form by mail, you may complete and properly sign the accompanying form of proxy card and return it to the indicated address.

In Person:

If you are a registered stockholder and attend the meeting, you may vote in person at the meeting. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid legal proxy from your broker, bank or other agent to vote in person at the meeting.

Via Internet:	Log on to http://www.proxyvote.com and follow the on-screen instructions.

Note:

Please also refer to the specific instructions set forth in the Notice of Internet Availability or, if you requested to receive our proxy materials in printed or electronic form, in the proxy materials.

Can I change my vote or revoke my proxy?

Yes. You can change your vote or revoke your proxy. If you are a registered stockholder, you may revoke your proxy in any one of four ways.

•

You may send a written notice that you are revoking your proxy to the Company's Corporate Secretary at Natural Health Trends Corp., 4514 Cole Avenue, Suite 1400, Dallas, Texas 75205, Attention: Timothy S. Davidson.

•	You may timely grant another proxy via the Internet or by telephone.

•	You may submit another properly completed proxy card with a later date.

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy, whether submitted by proxy card, via the Internet, or by telephone, is the one that is counted.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your returned proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

•	for election of the nominated slate of Directors (see Item One);

•	for approval of the compensation of the Company’s named executive officers (see Item Two);

•	for approval of a three-year frequency of advisory votes on votes on the compensation of the Company’s named executive officers (see Item Three); and

•	for ratification of the appointment of Lane Gorman Trubitt, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (see Item Four).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “Withhold Authority” with respect to the election of all Directors will not be voted with respect to the Directors, although it will be counted for purposes of determining whether there is a quorum.

Compensation of the Company’s Named Executive Officers. The affirmative vote of holders of a majority of the shares represented in person or by proxy and entitled to vote at the annual meeting will be required for approval, on an advisory, non-binding basis, of the compensation of the executive officers named in the Summary Compensation Table set forth in this proxy statement (the “named executive officers”) (Item Two). A properly executed proxy marked “Abstain” with respect to Item Two will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such item.

Frequency of Advisory Vote on Compensation of the Company’s Named Executive Officers. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the annual meeting will be required for approval, on an advisory, non-binding basis, of a three-year frequency of advisory votes on the compensation of the Company’s named executive officers (Item Three). A properly executed proxy marked “Abstain” with respect to Item Three will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such item.

Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of Lane Gorman Trubitt, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (Item Four), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item at the annual meeting will be required for approval. A properly executed proxy marked “Abstain” with respect to Item Four will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such item.

Broker non-votes will count in determining if a quorum is present at the annual meeting. A broker non-vote occurs if a broker or other nominee attending the annual meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item.

What types of expenses will the Company incur?

The expense of preparing, printing and mailing proxy materials and the Notice of Internet Availability, as well as all expenses of soliciting proxies, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company may elect to engage a proxy solicitation firm to solicit stockholders to vote or grant a proxy with respect to the proposals contained in this proxy statement. The Company will request brokers, banks, nominees, custodians, fiduciaries and other agents to forward proxy materials to the beneficial owners of shares of common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

STOCK OWNERSHIP

Who are the owners of the Company’s stock?

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of February 25, 2015 by (i) each stockholder known to us to be the beneficial owner of more than 5% of the Company’s common stock, (ii) each director or director nominee, (iii) each of the Company’s named executive officers and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (2)

Executive Officers and Directors:
Chris T. Sharng	441,143	(3)	3.5%
Timothy S. Davidson	212,604	(4)	1.7%
George K. Broady	3,821,267	(5)	30.4%
Kin Y. Chung	3,058	(6)	*
Randall A. Mason	266,417	(7)	2.1%
Christopher R. O’Brien	3,058	(8)	*
All executive officers and directors as a group (6 persons)	4,747,547	(9)	37.8%

*	Less than 1% of the Company’s outstanding common stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Natural Health Trends Corp., 4514 Cole Avenue, Suite 1400, Dallas, Texas 75205.
(2)

Any securities not outstanding that are subject to conversion privileges exercisable within 60 days of February 25, 2015 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities, but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person in accordance with Item 403 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and Rules 13(d)-3 of the Exchange Act, and based upon 12,482,356 shares of common stock outstanding as of February 25, 2015.

(3)	Includes 27,832 shares of restricted stock subject to vesting. Mr. Sharng shares voting and investment power over 15,500 of the shares with his wife.
(4)	Includes 8,454 shares of restricted stock subject to vesting.
(5)	Includes (i) 87,997 shares of common stock issuable upon the exercise of warrants held by Mr. Broady and (ii) 2,714 shares of restricted stock subject to vesting.
(6)	All such shares are shares of restricted stock subject to vesting.
(7)	Includes (i) 27,399 shares owned by Marden Rehabilitation Associates, Inc., an entity controlled by Mr. Mason, and (ii) 4,017 shares of restricted stock subject to vesting.
(8)	All such shares are shares of restricted stock subject to vesting.
(9)

Includes (i) 87,997 shares of common stock issuable upon the exercise of warrants held by Mr. Broady and (ii) 49,133 shares of restricted stock held by our directors and executive officers that are subject to vesting.

What is the status of Section 16(a) beneficial ownership reporting compliance?

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2014 and thereafter, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied, except the following:

Mr. Broady filed late three Form 4s reporting late 55 transactions, and failed to file reports in 2014 with respect to an additional 7 transactions that occurred in 2014.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board of Directors and on which committees do they serve?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board of Directors on which they serve are identified below.

Director	Age	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

George K. Broady	76	--	--	--
Kin Y. Chung	75	M	--	--
Randall A. Mason	56	C	M	C
Christopher R. O’Brien	49	M	C	M
Chris T. Sharng	51	--	--	--

M = Member

C = Chair

The size of the Board of Directors was expanded from three members to five members on February 11, 2015. During 2014 only Messrs. Broady, Mason, and Sharng served on the Board of Directors and, in light of the fact that during 2014 the Company was not subject to the Nasdaq Marketplace Rules, the Board of Directors had no committees. The Board of Directors formed the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee on February 11, 2015.

Who is the Chairman of the Board of Directors?

Mr. Mason has served as Chairman of the Board of Directors since March 2006. The Chairman of the Board of Directors organizes the work of the Board of Directors and ensures that the Board of Directors has access to sufficient information to enable the Board of Directors to carry out its functions, including monitoring the Company’s performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors, establishes the annual agenda of the Board of Directors, established the agendas of each meeting in consultation with the President, and oversees the distribution of information to directors.

Which directors are considered independent?

The Board of Directors has adopted the requirements in Nasdaq Marketplace Rule 5605(a)(2) as its standard in determining the “independence” of members of its Board of Directors. The Board of Directors has determined that each of the following individuals who are nominated for election as a director qualifies as an “independent director” under this standard:

Kin Y. Chung

Randall A. Mason
Christopher R. O’Brien

In making its determination that Mr. Chung is independent, the Board considered that prior to being elected as a director Mr. Chung was a consultant to the Company and, in such capacity, received far less compensation from the Company than that which would disqualify Mr. Chung from being considered “independent” under the Nasdaq Marketplace Rule referenced above. In addition, the Board of Directors has determined that each of Messrs. Chung, Mason and O’Brien meets the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act, as required for service on the Audit Committee.

How often did the Board of Directors meet during fiscal 2014?

The Board of Directors met or acted by unanimous written consent a total of 17 times during the fiscal year ended December 31, 2014, and each director attended at least seventy-five percent (75%) of these meetings. In addition, the Board of Directors conducted weekly conference calls with management, closely monitoring the progress of the Company’s business. There were no committee meetings during 2014, as there were no committees in existence during 2014.

What is the role of the Board of Directors’ Audit, Compensation and Nominating Committees?

Audit Committee. Mr. Mason serves as Chairman of the Audit Committee, and Messrs. Chung and O’Brien also serve as members of the Audit Committee. The Board of Directors has determined that each of Messrs. Mason, Chung and O’Brien is independent and satisfies the other criteria set forth in the Nasdaq Marketplace Rules for service on the Audit Committee. The Board of Directors has also determined that Mr. Mason meets the Securities and Exchange Commission criteria of an “audit committee financial expert” and that he meets the requirements of Nasdaq Marketplace Rule 5605 relating to financial oversight responsibility. The Audit Committee, which was formed on February 11, 2015, did not exist or conduct any meetings in 2014.

The functions of the Audit Committee are set forth in the Audit Committee Charter as approved by the Board of Directors and as posted on our website at www.naturalhealthtrendscorp.com. In general, these responsibilities include meeting with the internal financial staff of the Company and the independent registered public accounting firm engaged by the Company to review (i) the scope and findings of the annual audit, (ii) quarterly financial statements, (iii) accounting policies and procedures and (iv) the internal controls employed by the Company. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accounting firm. The Audit Committee’s findings and recommendations are reported to management and the Board of Directors for appropriate action.

Compensation Committee. The Compensation Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of our Compensation Committee are Randall A. Mason and Christopher R. O’Brien, with Mr. O’Brien serving as Chairman of the Compensation Committee. Each of the members of the Compensation Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Compensation Committee is charged with responsibility to oversee our compensation policies and programs, including developing compensation, providing oversight of the implementation of the policies, and specifically addressing the compensation of our executive officers and directors, including the negotiation of employment agreements with executive officers. The Compensation Committee is not authorized to delegate to another body or person any of its responsibilities (other than to a subcommittee of the Compensation Committee), although it may seek compensation-related input from the Company’s management, consultants and other third parties. The Compensation Committee, which was formed on February 11, 2015, did not exist or conduct any meetings in 2014. As a result, in 2014 the non-employee directors considered and determined compensation for the Company’s executive officers, and the Board of Directors considered and determined compensation for the Company’s non-employee directors. In connection therewith, the non-employee directors consulted with management and then set performance goals for executive officers under the Company’s incentive plans. No input was sought from a compensation consultant.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of the Nominating Committee are Randall A. Mason and Christopher R. O’Brien, with Mr. Mason serving as Chairman of the Nominating Committee. Each of the members of the Nominating Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. The Nominating Committee, which was formed on February 11, 2015, did not exist or conduct any meetings in 2014.

Stockholders wishing to submit recommendations for the 2016 annual meeting should write to Natural Health Trends Corp. at the address of its headquarters (currently, 4514 Cole Avenue, Suite 1400, Dallas, Texas 75205, Attention: Timothy S. Davidson). Any such stockholder must meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (i) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (ii) the written consent of the candidate(s) for nomination as a director, (iii) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (iv) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the Securities and Exchange Commission if the candidate(s) were nominated for election to the Board of Directors.

In considering Board of Director candidates, the Nominating Committee takes into consideration the Company’s “New Director Candidates” factors (as set forth in the charter of the Nominating Committee), the Company’s policy regarding stockholder-recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual’s judgment, skill, diversity, integrity, and experience. In evaluating whether an incumbent director should be nominated for re-election to the Board of Directors, the Nominating Committee takes into consideration the same factors established for other director candidates and also takes into account the incumbent director’s performance as a member of the Board of Directors.

To date, the Nominating Committee has not received a candidate recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of the Company’s common stock.

What is the Board of Directors’ role in risk oversight?

Our Board of Directors has responsibility for the oversight of risks that could affect the Company. This oversight is conducted primarily through the Board of Directors with respect to significant matters, including the strategic direction of the Company, and by the various committees of the Board of Directors in accordance with their charters. The Board of Directors continually works, with the input of its committees and of the Company’s management to assess and analyze the most likely areas of future risk for the Company. Directors also have complete and open access to all of our employees and are free to, and do, communicate directly with our management. In addition to our formal compliance efforts, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

How are directors compensated?

Employee directors do not receive compensation for their services as directors. Information with respect to the compensation of the non-employee members of our Board of Directors is set forth below under the caption “Compensation of Named Executive Officers and Directors—Director Compensation.”

How do stockholders communicate with the Board of Directors?

Stockholders or other interested parties wishing to communicate with the Board of Directors, the independent directors as a group, or any individual director may do so in writing by sending an e-mail to compliance@nhtglobal.com, or by mail to Natural Health Trends Corp. at the address of its headquarters (currently, 4514 Cole Avenue, Suite 1400, Dallas, Texas 75205, Attention: Timothy S. Davidson). Complaints or concerns that appear to involve Mr. Davidson may be directed to the Chairman of the Audit Committee at audit.chair@nhtglobal.com. Complaints or concerns relating to the Company’s accounting, internal accounting controls or auditing matters, and concerns regarding questionable accounting or auditing matters are referred to the Chairman of the Audit Committee. Other Board communications are referred to the Chairman of the Board of Directors, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded. The Company did not conduct an annual stockholders meeting in 2014 and the Company does not, at this time, have a policy regarding director attendance at annual stockholder meetings.

Does the Company have a Code of Ethics?

The Company has a Worldwide Code of Business Conduct (the “Code”) that applies to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations, and honest and ethical conduct. The Code covers many areas of professional conduct, including conflicts of interest, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Code without fear of retaliation. Waiver of any provision of the Code for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Code relating to such individuals will be disclosed by the Company.

What are the Company’s policies and procedures for handling related party transactions?

The Company maintains policies and procedures for the review, oversight and approval of transactions between the Company and its directors, executive officers, significant stockholders, or members of any of their respective immediate families. Our policies and procedures, which are contained in our Worldwide Code of Business Conduct and the Charter of the Audit Committee, provide that any such transaction shall be prohibited, unless approved by the Audit Committee.

Certain Relationships and Related Transactions—What related party transactions requiring disclosure involved directors, executive officers or significant stockholders?

The Company is a party to several agreements and transactions with George K. Broady, a director of the Company and owner of more than 5% of its outstanding shares of common stock.

Broady Health Sciences Royalties. In February 2013, the Company entered into a Royalty Agreement and License with Broady Health Sciences, L.L.C., a Texas limited liability company, (“BHS”) regarding the manufacture and sale of a product called ReStor™.  Under this agreement, the Company agreed to pay BHS a royalty of 2.5% of sales revenue in return for the right to manufacture (or have manufactured), market, import, export and sell this product worldwide, with certain rights being exclusive outside the United States. George K. Broady is the owner of BHS.  The Company recognized royalties of $144,000 payable to BHS during 2014. The Company is not required to purchase any product under the agreement, and the agreement may be terminated at any time on 120 days’ notice or, under certain circumstances, with no notice.

Broady Stock Repurchase Agreements. On November 14, 2014, the Company entered into a Stock Repurchase Agreement (the “Stock Repurchase Agreement”) with George K. Broady in accordance with Rule 10b5-1 under the Exchange Act. The Stock Repurchase Agreement provided for the Company’s purchase from Mr. Broady of one-half of the number of shares of common stock purchased by the Company’s broker in the open market under a stock repurchase program approved by the Company’s Board of Directors on November 4, 2014. The Stock Repurchase Agreement with Mr. Broady required that the Company report to Mr. Broady on a weekly basis information regarding the broker’s open market purchases, and that the Company purchase from Mr. Broady on a weekly basis at a per share purchase price equal to the weighted average price per share paid by the Company’s broker to purchase shares in the open market. The Company’s purchases from Mr. Broady under the Stock Repurchase Agreement, which concluded on December 17, 2014, totaled 119,947 shares of its common stock for an aggregate purchase price of $1.5 million.

On January 22, 2015, the Company entered into a second stock repurchase agreement with George K. Broady. The agreement provided for the Company’s purchase from Mr. Broady in off-the-market, private transactions of a total of 91,817 shares of the Company’s common stock, which were purchased at the rate of 5,000 shares each trading day following the date of the agreement until all of such shares were purchased. The shares were purchased at a per share price equal to the closing price per share of the Company’s common stock on the preceding trading day, as reported on the primary market in which the Company’s common stock was then publicly traded. The Company’s purchases under the agreement concluded on February 19, 2015, and resulted in an aggregate purchase price of $1.1 million.

EXECUTIVE OFFICERS

Certain information concerning executive officers of the Company is set forth below:

Name	Age	Position(s) with the Company

Chris T. Sharng	51	President
Timothy S. Davidson	44	Chief Financial Officer, Senior Vice President and Corporate Secretary

Chris T. Sharng. Mr. Sharng has served as President of the Company since February 2007, and as a director since March 2012. He served as Executive Vice President and Chief Financial Officer of the Company from August 2004 to February 2007. Mr. Sharng also performed the functions of the principal executive officer of the Company from April 2006 to August 2006. From March 2006 to August 2006, Mr. Sharng served as a member of the Company’s Executive Management Committee, which was charged with managing the Company’s day-to-day operations while a search was conducted for a new chief executive officer for the Company. From March 2004 through July 2004, Mr. Sharng was the Chief Financial Officer of NorthPole Limited, a privately held Hong Kong-based manufacturer and distributor of outdoor recreational equipment. From October 2000 through February 2004, Mr. Sharng was the Senior Vice President and Chief Financial Officer of Ultrak Inc., which changed its name to American Building Control Inc. in 2002, a Texas-based, publicly traded company listed on The NASDAQ Stock Market that designed and manufactured security systems and products. From March 1989 through July 2000, Mr. Sharng worked at Mattel, Inc., most recently as the Vice President of International Finance. Mr. Sharng has an MBA from Columbia University and received his bachelor degree from National Taiwan University.

Timothy S. Davidson. Mr. Davidson has served as the Company’s Chief Financial Officer and Senior Vice President since February 2007, and as the Company’s Corporate Secretary since January 2014. He previously served as the Company’s Chief Accounting Officer from September 2004 to February 2007. From March 2001 to September 2004, Mr. Davidson was Corporate Controller for a telecommunications company, Celion Networks, Inc., located in Richardson, Texas. From February 2000 to February 2001, Mr. Davidson was Manager of Financial Reporting for another Dallas-based telecommunications company, IP Communications, Inc. From December 1994 through January 2000, Mr. Davidson was employed by Arthur Andersen, LLP, most recently as an Audit Manager. Mr. Davidson has a master degree in professional accounting from the University of Texas at Austin and received his bachelor degree from Texas A&M University at Commerce.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

We have reviewed and discussed the consolidated financial statements of the Company set forth at Item 8 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with management of the Company and Lane Gorman Trubitt, PLLC (“Lane Gorman”).

We have discussed with Lane Gorman the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 61, “Communications with Audit Committees.”

We have received the written disclosures and the letter from Lane Gorman required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and have also discussed with Lane Gorman that firm’s independence. The Audit Committee has concluded that Lane Gorman’s services provided to the Company are compatible with Lane Gorman’s independence.

Based on our review and discussions with management of the Company and Lane Gorman referred to above, we recommended to the Board of Directors that the consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (ii) the reports of the Company’s independent registered public accounting firm with respect to such financial statements.

Members of the Audit Committee of the Board of Directors

Randall A. Mason (Chairman)
Kin Y. Chung

Christopher R. O’Brien

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Named Executive Officer Compensation Information

The following table provides information concerning the compensation for the years ended December 31, 2013 and 2014 of our principal executive officer and one other executive officer (collectively, the “named executive officers”):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)

Chris T. Sharng, President	2014	$500,000	$341,777	(1)	$1,655,419	(2)	$30,335	(6)	$2,527,531
	2013	403,846	-		320,000	(3)	40,609	(7)	764,455

Timothy S. Davidson,	2014	270,000	103,815	(1)	526,843	(4)	25,947	(8)	926,605
Senior Vice President and Chief Financial Officer	2013	236,346	-		75,000	(5)	29,092	(9)	340,438

_______________________

(1)	The stock amount represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.
(2)	Represents $1,025,317 earned under the Company’s 2014 Long-Term Incentive Plan and $630,102 earned under the Company’s Annual Incentive Plan.
(3)	Amount earned under the Company’s Annual Incentive Plan.
(4)	Represents $311,440 earned under the Company’s 2014 Long-Term Incentive Plan and $215,403 earned under the Company’s Annual Incentive Plan.
(5)	Amount earned under the Company’s Annual Incentive Plan.
(6)	Represents $11,700 in employer matching contributions under the Company’s defined contribution plan and $18,635 in tax gross-up payments.
(7)	Represents $11,475 in employer matching contributions under the Company’s defined contribution plan and $29,134 in tax gross-up payments.
(8)	Represents $11,700 in employer matching contributions under the Company’s defined contribution plan and $14,247 in tax gross-up payments.
(9)	Represents $10,636 in employer matching contributions under the Company’s defined contribution plan and $18,456 in tax gross-up payments.

Outstanding Equity Awards at December 31, 2014

Our named executive officers did not own any unvested or unexercised equity awards at December 31, 2014. However, as discussed below, in January 2015 they were granted shares of restricted stock subject to vesting.

Named Executive Officer Compensation Arrangements

Chris T. Sharng. The Company is a party to an employment agreement with Mr. Sharng that provides for a base annual salary and also entitles Mr. Sharng to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs. Mr. Sharng’s base annual salary was raised to $400,000 effective August 1, 2011 and to $500,000 effective December 1, 2013. Mr. Sharng earned $630,012 and $320,000 in 2014 and 2013, respectively, under our Annual Incentive Plan due to the achievement of performance goals based upon the Company’s net sales and earnings before interest, taxes, depreciation and amortization (EBITDA). Such annual incentive awards are payable in monthly installments over the calendar year following the calendar year in which the award is earned. Mr. Sharng also earned $1,025,317 in 2014 under our 2014 Long-Term Incentive Plan, 50% of which is payable in monthly installments over the three calendar years following the calendar year in which the award was earned and 50% of which is payable in monthly installments commencing in February 2021 and ending December 2023. Except in some limited circumstances, payments under both the Annual Incentive Plan and 2014 Long-Term Incentive Plan are subject to Mr. Sharng continuing to provide services to the Company. In 2014 and 2013, Mr. Sharng also received certain gross-up payments on federal taxes payable in connection with the vesting of restricted stock grants made to him. Mr. Sharng serves on the Company’s Board of Directors, but does not receive any additional compensation for his service in that capacity.

Timothy S. Davidson. The Company is a party to an employment agreement with Mr. Davidson that provides for a base annual salary and also entitles Mr. Davidson to participate in our annual incentive plan, equity incentive plan and other standard U.S. employee benefit programs. Mr. Davidson’s base annual salary was raised to $235,000 effective August 1, 2011 and to $270,000 effective December 1, 2013. Mr. Davidson earned $215,403 and $75,000 in 2014 and 2013, respectively, under our Annual Incentive Plan due to the achievement of performance goals based upon the Company’s net sales and EBITDA. Such annual incentive awards are payable in monthly installments over the calendar year following the calendar year in which the award is earned. Mr. Davidson also earned $311,440 in 2014 under our 2014 Long-Term Incentive Plan, 50% of which is payable in monthly installments over the three calendar years following the calendar year in which the award was earned and 50% of which is payable in monthly installments commencing in February 2021 and ending December 2023. Except in some limited circumstances, payments under both the Annual Incentive Plan and 2014 Long-Term Incentive Plan are subject to Mr. Davidson continuing to provide services to the Company. In 2014 and 2013, Mr. Davidson also received certain gross-up payments on federal taxes payable in connection with the vesting of restricted stock grants made to him.

In January 2015, the Board of Directors granted 27,832 and 8,454 shares of restricted stock to each of Messrs. Sharng and Davidson, respectively, in recognition of their outstanding performance in 2014. These shares vest on a quarterly basis over the three-year period following the date of grant and are subject to forfeiture in the event of the executive’s termination of service to the Company under specified circumstances.

Severance and Post-Termination Payment Arrangements

Under the employment agreements with our name executive officers, we may be required to provide compensation to these officers in the event of the termination of the executive’s employment under certain circumstances. Details for each named executive officer are set forth below.

Chris T. Sharng. Our employment agreement with Mr. Sharng provides that if Mr. Sharng’s employment with us is terminated voluntarily by him for “good reason,” as defined in the employment agreement (and subject to such “reason” not being cured by us on 30-days’ prior notice), or is terminated by us without “cause,” other than in connection with a “change of control,” then Mr. Sharng will be entitled to the continuation of the payment of his salary, plus health and medical insurance coverage, for a period of up to one year following the termination date, or until the earlier date upon which he becomes engaged in any “competitive activity,” as defined in his non-competition agreement with us, or otherwise breaches the terms and conditions of such non-competition agreement.

If Mr. Sharng’s employment with us is terminated by us without “cause” during the period commencing on the date that is 30 days prior to a change of control through and including a date that is 18 months following the change of control, he is entitled to the continuation of the payment of his salary, plus health and medical insurance coverage, for a period of up to two years following the termination date. This payment is due in a lump sum 30 days after the termination date.

In order to be entitled to receive the severance amount in either of the above scenarios, Mr. Sharng must execute a full general release of all claims against us and our affiliates.

A “change of control” is defined as: (i) when any “person” as defined in Section 3(a)(9) of the Exchange Act, and as used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company or any subsidiary or any affiliate of the Company or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of such plan acting as trustee), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; or (ii) when, during any period of 24 consecutive months, the individuals who, at the beginning of such period constituted the Board of Directors (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24 month period) or through the operation of this provision; or (iii) the occurrence of a transaction requiring stockholder approval under applicable state law for the acquisition of the Company by an entity other than the Company or a subsidiary or an affiliated company of the Company through purchase of assets, or by merger, or otherwise; provided however, that none of the foregoing shall constitute a change of control if such transaction, event or occurrence is approved by, or consented to, by Mr. Sharng.

Under the terms of Mr. Sharng’s non-competition agreement, he is subject to a covenant not to compete for six months, and a non-solicitation covenant for one year, following his termination. Further, Mr. Sharng is not entitled to continue receiving severance payments under his employment agreement following the date upon which he commences to engage in any “competitive activity” (other than severance in connection with a change of control).

Timothy S. Davidson. Our employment and non-competition agreements with Mr. Davidson contain the same severance, change of control and non-competition provisions as those set out in our agreements with Mr. Sharng.

Director Compensation

The following table shows the compensation earned by each non-employee member of the Company’s Board of Directors for 2014:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)

George K. Broady	$225,000	$13,238	(1)	$238,238
Randall A. Mason	273,000	13,238	(1)	286,238

(1)	Represents tax gross-up payments for 2014 associated with the vesting of restricted stock.

During 2014 each non-employee member of our Board of Directors earned a cash retainer of $3,333 per month, plus the reimbursement of their respective out-of-pocket expenses incurred in connection with the performance of their duties as directors.  In addition, Mr. Mason earned an additional retainer of $4,000 per month as Chairman of the Board of Directors in 2014.  In addition, an annual director compensation pool of $120,000 is allocated evenly between the non-employee directors; as a result, additional compensation of $5,000 per month was earned by each of the existing two directors. Finally, each non-employee director was awarded a cash bonus of $125,000 for their service during 2014.

ITEM ONE

ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors shall not be less than three nor more than eleven, with the exact number fixed from time to time by action of the stockholders or of the Board of Directors.

The Company’s Board of Directors presently consists of five directors whose terms expire at the annual meeting. The Nominating Committee has recommended to the Board of Directors the nomination of these five current directors.

Biographical summaries of the five persons who have been nominated to stand for election at the annual meeting are provided below for your information. The Board of Directors recommends that these persons be elected at the annual meeting to serve until the next annual meeting of stockholders. Proxies will be voted for the election of the five nominees listed below as directors of the Company unless otherwise specified on the proxy. A plurality of the votes cast by holders of common stock present in person or represented by proxy at the annual meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the annual meeting. Stockholders may withhold authority from voting for one or more nominees by marking the appropriate boxes on the enclosed proxy card. Withheld votes shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.

Biographical Summaries of Nominees for the Board of Directors

George K. Broady. Mr. Broady, age 76, has served as a director of the Company since October 2008. He has been active in business for more than 40 years, and he is currently the principal owner and chairman of several privately held companies in the fields of telecommunications, enterprise software applications for time and attendance and security access control. He founded Network Security Corporation, Interactive Technologies Inc. and Ultrak Inc., and brought each of them public on The NASDAQ Stock Market. He was chairman of all three organizations and CEO of both Network Security and Ultrak. All three companies were involved in electronic security, including CCTV and access control. Earlier in his career, Mr. Broady was an investment analyst with both a private investment firm, Campbell Henderson & Co., and with the First National Bank in Dallas. Mr. Broady served twice in the U.S. Army and holds a Bachelor of Science degree from Iowa State University.

Mr. Broady is an experienced investor and businessman who also brings welcome insight into management, operations, and finances. As a long-time investor in the Company, and incumbent director, Mr. Broady has a deep understanding of the business of the Company and its industry. He is owner of Broady Health Sciences, a leader in dietary supplements invigorating the production of Ca2+ATPase, an enzyme found in every cell of the body, and Soothe, a formula that helps to restore and repair dry skin.

Kim Y. Chung. Mr. Chung, age 75, has been a director of the Company since February 2015. Mr. Chung founded  Bioherb Technology Company, Ltd. in 1988 and served as President of that company from the date of its founding through 2013, at which time he retired. Bioherb Technology Company, Ltd. was a private Hong Kong company that served as an importing company for food and food manufacturing products. Mr. Chung was also a consultant with Blue Ocean Corporation Limited, which provided business consulting services to the Company from June 2009 through June 2010. Mr. Chung has directly provided business consulting services to the Company since July 2010, but ceased doing so prior to his election to the Company’s Board of Directors.

Mr. Chung has been a life-long entrepreneur and businessperson, active in Greater China, by far our most important market. He is extensively experienced in business practices, culture and protocol, particularly those of Hong Kong and China. Mr. Chung also is an expert in importing and exporting consumer products for our core markets.

Randall A. Mason. Mr. Mason, age 56, has been a director of the Company since May 2003 and has served as Chairman of the Board of Directors since March 2006. Mr. Mason founded and has served as President and Chief Executive Officer of Marden Rehabilitation Associates, Inc. since 1989. Marden Rehabilitation Associates, Inc. is a private, Midwest U.S. ancillary provider of rehabilitative therapy services and home healthcare. Mr. Mason has a bachelor degree in chemical engineering from the University of Pittsburgh.

Mr. Mason is an experienced businessman with valued insight into management, operations, finances and governance issues. As a long-time member of the Company’s Board of Directors, Mr. Mason understands the business of the Company and potential risks and pitfalls.

Christopher R. O’Brien. Mr. O’Brien, age 49, has been a director of the Company since February 2015. Mr. O’Brien is a shareholder with Polsinelli, LLP, a national law firm where he specializes in corporate law. From October 2010 to November 2013, Mr. O’Brien was Of Counsel to Glaser Weil Fink Howard Avchen & Shapiro LLP, a Los Angeles law firm. Mr. O’Brien served as Senior Vice President, General Counsel and Secretary to Amp’d Mobile, a mobile phone service company, from January 2007 to October 2010. Mr. O’Brien holds a Juris Doctorate degree from the University of Southern California—Gould School of Law and a bachelor degree from the American University.

Mr. O’Brien is a seasoned executive and professional in international markets, business development and technology. He is also experienced in the areas of corporate governance, executive compensation and strategic planning.

Chris T. Sharng. The biographical information for Mr. Sharng, the Company’s President, is set forth above under the caption “Executive Officers.”

As the Company’s President since 2007, and as the Chief Financial Officer prior to that, Mr. Sharng has developed a deep understanding of our business globally. His leadership has been integral to our success in recent years.

The Board of Directors recommends that stockholders vote “FOR” each of the persons nominated by the Board of Directors. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

ITEM TWO

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") provides that the Company's stockholders vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s executive officers named in the Summary Compensation Table set forth in this proxy statement, as disclosed in accordance with the rules of the Securities and Exchange Commission.

The compensation of such named executive officers is described in this proxy statement under the caption “Compensation of Named Executive Officers and Directors.” The Company's executive compensation practices are designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company's success. The Company is committed to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of stockholders.

The Board of Directors is requesting your advisory vote on the following resolution:

"Resolved, that the compensation paid to the Company's named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation tables and narrative discussion, is approved."

The Board of Directors recommends that stockholders vote “FOR” the approval of the compensation of the Company’s named executive officers. Unless marked to the contrary, proxies received from stockholders will be voted “FOR” the approval of the compensation of the Company’s named executive officers.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board of Directors, and it will not be construed as overruling any decision by the Company or the Board of Directors or creating or implying any change to, or additional fiduciary duties for the Company or the Board of Directors.

ITEM THREE

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

The Company is requesting your advisory (non-binding) vote on whether an advisory vote of stockholders to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, should take place every three years, every two years or every year. For the reasons explained below, the Company is recommending that this advisory vote take place every THREE YEARS.

The Company believes that having an advisory vote on executive compensation every three years would comply with regulatory requirements and minimize the expenses associated with conducting advisory votes.

The Board of Directors recommends that stockholders vote “FOR” a three-year frequency of advisory vote on compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. Unless marked to the contrary, proxies received from stockholders will be voted “FOR” a three-year frequency of advisory vote on compensation of the Company’s named executive officers.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board of Directors, and it will not be construed as overruling any decision by the Company or the Board of Directors or creating or implying any change to, or additional fiduciary duties for the Company or the Board of Directors.

ITEM FOUR

APPOINTMENT OF LANE GORMAN TRUBITT, PLLC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2015

The Audit Committee has appointed Lane Gorman Trubitt, PLLC (“Lane Gorman”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Representatives of Lane Gorman are not expected to be present at the annual meeting and therefore will not have the opportunity to make a statement or be available to respond to questions.

The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public accounting firm. Although ratification by stockholders is not required by the Company’s organizational documents or applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of Lane Gorman as the Company’s independent registered public accounting firm is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Lane Gorman, but may still determine to retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Audit and Other Professional Fees

During the fiscal years ended December 31, 2013 and 2014, approximate fees billed to the Company for services provided by Lane Gorman were as follows:

Audit Fees. Fees billed to the Company by Lane Gorman for the audit of our annual financial statements and review of our quarterly financial statements for the years ended December 31, 2013 and 2014 totaled $132,280 and $98,520, respectively. Audit fees for each of these years also included fees for professional services rendered for filing of a Registration Statement on Form S-1 and a post-effective amendment thereto.

Audit-Related Fees. No audit-related fees were billed to the Company by Lane Gorman for services rendered during the years ended December 31, 2013 or 2014.

Tax Fees. There were no fees billed to the Company by Lane Gorman for services rendered in connection with tax compliance, planning and advice during the years ended December 31, 2013 or 2014.

All Other Fees. There were no fees billed by Lane Gorman for services other than audit fees, audit-related fees or tax fees during the years ended December 31, 2013 or 2014.

Pre-approval Policies and Procedures for Audit and Non-Audit Services

The policy of the Company’s Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm during the fiscal year. Before engaging an independent registered public accountant firm to render audit or non-audit services, the engagement is approved by the Company’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Inasmuch as the Audit Committee did not exist or conduct any business during 2013 or 2014, all audit and permitted non-audit services performed by Lane Gorman during 2013 and 2014 were pre-approved by the Board of Directors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Lane Gorman Trubitt, PLLC as independent registered public accountants for the Company for the fiscal year ending December 31, 2015. Unless marked to the contrary, proxies received from stockholders will be voted “FOR” the ratification of the appointment of Lane Gorman Trubitt, PLLC as independent registered public accountants for the Company for the fiscal year ending December 31, 2015.

OTHER MATTERS

At the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the annual meeting. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2016 Annual Meeting and Other Stockholder Communications

If any stockholder wishes to present a proposal for inclusion in the 2016 proxy materials to be solicited by the Company’s Board of Directors with respect to the 2016 annual meeting of stockholders, that proposal must be presented prior to November 20, 2015. Stockholder communications to the Board of Directors, including any such communications relating to director nominees, should be addressed to the Company’s Corporate Secretary, Timothy S. Davidson, at the address for the Company’s headquarters. The Board of Directors believes that no more detailed process for these communications is appropriate, due to the variety in form, content and timing of these communications. The Company’s Corporate Secretary will forward the substance of meaningful stockholder communications, including those relating to director candidates, to the Board of Directors or the appropriate committee upon receipt.

If a stockholder is permitted to present a proposal at the 2016 annual meeting of stockholders but the proposal was not included in the 2016 proxy materials, the Company believes that its proxy holders would have the discretionary authority granted by the proxy card (as permitted under Securities and Exchange Commission rules) to vote on the proposal if the proposal was received after the date that is 45 calendar days prior to the anniversary of the availability of this proxy statement.

Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2014 (including our consolidated financial statements as of and for the year ended December 31, 2014) is available on the Internet, as described in the Notice of Internet Availability. Upon the written or oral request by any stockholder, the Company undertakes to deliver, without charge to the requesting stockholder, a copy of our Annual Report on Form 10-K (as well as a copy, without charge, of any requested exhibits to such Annual Report). Requests should be directed to the Company’s Corporate Secretary at 4514 Cole Avenue, Suite 1400, Dallas, Texas 75205, Attention: Timothy S. Davidson.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of its proxy materials (including the Notice of Annual Meeting, Annual Report on Form 10-K, this proxy statement and the proxy card) or Notice of Internet Availability to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of proxy materials and/or Notices of Internet Availability at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s proxy materials or Notice of Internet Availability, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at 4514 Cole Avenue, Suite 1400, Dallas, Texas 75205, Attention: Timothy S. Davidson, or by telephone at 972-241-4080, to inform the Company of its request. If a broker, bank or other agent holds the shares, the stockholder should contact the broker, bank or other agent directly.

By Order Of The Board Of Directors, /s/ Timothy S. Davidson

March 20, 2015	NATURAL HEALTH TRENDS CORP. Timothy S. Davidson Corporate Secretary, Senior Vice President and Chief Financial Officer

NATURAL HEALTH TRENDS CORP.
4514 COLE AVENUE, SUITE 1400
DALLAS, TX 75205
ATTN: TIMOTHY S. DAVIDSON

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M86233-P64033

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATURAL HEALTH TRENDS CORP.

The Board of Directors recommends you vote FOR Proposals 1, 2 and 4:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) George K. Broady
02) Kin Y. Chung
03) Randall A. Mason
04) Christopher R. O'Brien
05) Chris T. Sharng

	For	Against	Abstain
2. To approve, by non-binding vote, the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote for 3 YEARS for Proposal 3:

	1 Year	2 Years	3 Years	Abstain
3. To approve, by non-binding vote, the frequency of votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

	For	Against	Abstain
4. To ratify the appointment of Lane Gorman Trubitt, PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M86234-P64033

PROXY
This proxy is solicited by the Board of Directors
of Natural Health Trends Corp.

The undersigned hereby appoints Chris T. Sharng and Timothy S. Davidson, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Natural Health Trends Corp. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 13, 2015 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR 3 YEARS FOR PROPOSAL 3, AND FOR PROPOSAL 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.